 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_______________________________

FORM 8-K

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2011

Edgewater Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 Harvard Mill Square Wakefield, Massachusetts 01880

Registrant's telephone number, including area code: (781) 246-3343

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 9, 2011, Edgewater Technology, Inc. (the "Company") announced the extension of an odd-lot tender offer program ("Odd-Lot Program"). A copy of the press release issued by the Company concerning the extension of the Odd-Lot Program is filed herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The press release is informational only. It is not a tender or other offer, and it is not a commitment to make a tender or other offer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Edgewater Technology, Inc. Press Release dated December 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 12, 2011

Edgewater Technology, Inc.

By: /s/ TIMOTHY R. OAKES
Name: Timothy R. Oakes
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)